| | |
|---|---|
| 104* | Cover Page Interactive Data File (contained in Exhibit 101) |

* Filed herewith.

† Indicates management contract or compensatory plan.

§ Portions of the exhibit, marked by brackets, have been omitted because the omitted information (i) is not material and (ii) would likely cause competitive harm if publicly disclosed.

‡ The certifications attached as Exhibits 32.1 and 32.2 that accompany this Quarterly Report on Form 10-Q are deemed furnished and not filed with the Securities and Exchange Commission and are not to be incorporated by reference into any filing of IsoPlexis Corporation under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, whether made before or after the date of this Quarterly Report on Form 10-Q, irrespective of any general incorporation language contained in such filing.

Table of Contents

## SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

| | | |
|---|---|---|
| | **IsoPlexis Corporation** | |
| Date: November 10, 2022 | By: | /s/ Sean Mackay |
| | Name: | Sean Mackay |
| | Title: | Chief Executive Officer and Director<br>(Principal Executive Officer) |
| Date: November 10, 2022 | By: | /s/ John Strahley |
| | Name: | John Strahley |
| | Title: | Chief Financial Officer<br>(Principal Financial Officer) |

*EXECUTION VERSION*

## LIMITED WAIVER

This Limited Waiver, dated as of November 8, 2022 (this *"Waiver"*), is entered into by and among ISOPLEXIS CORPORATION, a Delaware corporation (the "*Borrower*"), the Lenders party hereto constituting Majority Lenders and PERCEPTIVE CREDIT HOLDINGS III, LP, a Delaware limited partnership, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the *"Administrative Agent"*).

## RECITALS

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Credit Agreement and Guaranty, dated as of December 30, 2020, as amended by that certain (i) First Amendment to Credit Agreement and Guaranty, dated as of May 27, 2021, (ii) Second Amendment to Credit Agreement and Guaranty, dated as of October 29, 2021 and (iii) Third Amendment to Credit Agreement and Guaranty, dated as of March 30, 2022 (as may be further amended, restated, supplemented or otherwise modified from time to time, the *"Credit Agreement"*);

WHEREAS, the Obligors are required to attain a Minimum Total Revenue for the twelve (12) month period most recently ending at the end of each fiscal quarter in the amounts set forth in Section 8.15(b) of the Credit Agreement;

WHEREAS, the Obligors have advised the Administrative Agent that they will fail to attain the Minimum Total Revenue required as of September 30, 2022 (the "*Specified Event of Default*");

WHEREAS, the Borrower has requested that the Majority Lenders agree to waive the Specified Event of Default; and

WHEREAS, the Majority Lenders are willing to grant such waiver in accordance with and subject to the terms and conditions of this Waiver.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

## ARTICLE I
## DEFINITIONS

**Section 1.1.** *Certain Definitions*. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

## ARTICLE II
## LIMITED WAIVER

**Section 2.1.** Upon satisfaction of the conditions set forth in Article IV hereof, pursuant to Section 13.04 of the Credit Agreement and subject to the terms and conditions hereof, the

4879-6997-9708
7027014

Majority Lenders hereby waive the Specified Event of Default. For the avoidance of doubt, this waiver is effective solely as a waiver of the Specified Event of Default and does not constitute a waiver of any other Default or Event of Default.

## ARTICLE III
### REPRESENTATIONS AND WARRANTIES

**Section 3.1.** *Representations and Warranties.* In order to induce the Administrative Agent and the Lenders to enter into this Waiver, the Borrower hereby represents and warrants as follows:

**(a)** After giving effect to this Waiver, the representations and warranties of the Obligors contained in Article 7 of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the date hereof; *provided* that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; *provided further* that any representation and warranty that is qualified as to "materiality", "Material Adverse Effect" or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

**(b)** The execution, delivery and performance of this Waiver has been duly authorized by all necessary corporate action on the part of, and duly executed and delivered by, the Borrower.

**(c)** No Default or Event of Default has occurred and is continuing or shall occur and be continuing immediately after giving effect to this Agreement.

## ARTICLE IV
### EFFECTIVENESS

**Section 4.1.** *Effectiveness.* This Waiver shall become effective as of the date set forth above on which this Waiver shall be executed by each party hereto.

## ARTICLE V
### MISCELLANEOUS

**Section 5.1.** *Reference to and Effect on the Loan Documents.*

**(a)** This Waiver constitutes a Loan Document. On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Waiver.

**(b)** Except as specifically set forth in this Waiver, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

**Section 5.2.** *Headings*. The headings in this Waiver are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Waiver.

**Section 5.3.** *Governing Law*. This Waiver, and all questions concerning the construction, validity, enforcement and interpretation of this Waiver shall be governed by and construed and enforced in accordance with the internal laws of the State of New York.

**Section 5.4.** *Counterparts*. This Waiver may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Waiver. Delivery of an executed counterpart of this Waiver by facsimile, DocuSign, or a scanned copy by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Waiver.

**Section 5.5.** *Severability*. If any term or other provision of this Waiver is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Waiver will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Waiver so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

**Section 5.6.** *Binding Effect*. This Waiver will be binding upon and inure to the benefit of and is enforceable by the respective successors and permitted assigns of the parties hereto.

[*Remainder of page intentionally left blank; signatures on following pages.*]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

ISOPLEXIS CORPORATION

DocuSigned by:

By: John Strahley

1FEE93BBAD5740F...

Name: John Strahley
Title: CFO

Signature Page to
Limited Waiver

ADMINISTRATIVE AGENT AND LENDERS CONSTITUTING MAJORITY LENDERS:

PERCEPTIVE CREDIT HOLDINGS III, LP,

By: Perceptive Credit Opportunities GP, LLC,
its general partner

DocuSigned by:

By: ______________________
79FBFAAB029047C...

Name: Sandeep Dixit
Title: Chief Credit Officer

DocuSigned by:

By: Sam Chawla
22AB09C4A7E746E...

Name: Sam Chawla
Title: Portfolio Manager

Signature Page to
Limited Waiver